UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2025

Sono-Tek Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-40763

New York	14-1568099
(State of Incorporation)	(I.R.S. Employer ID No.)

2012 Route 9W, Milton, New York	12547
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 795-2020

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SOTK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Philip Strasburg, a member of the Company’s Board of Directors, did not stand for reelection.  Mr. Strasburg's service as a Director concluded upon completion of the Company’s annual meeting of shareholders held on August 21, 2025 when his term ended.

Item 5.07: Submission of Matters to a Vote of Security Holders.

The following matters were voted upon at the Company’s annual meeting of shareholders held on August 21, 2025:

1.	The shareholders elected, by a plurality of the votes cast, four nominees to the Board of Directors to serve until the Annual Meeting of Shareholders in 2026 and until their successors are duly elected and qualified.

Nominee	For	Against	Broker Non-Votes
Christopher L. Coccio	5,259,293	1,976,276	5,153,415
R. Stephen Harshbarger	7,083,745	151,824	5,153,415

Joseph Riemer	5,208,167	2,027,402	5,153,415

Kirk Warshaw	7,124,714	110,855	5,153,415

Eric Haskell, Adeniyi Lawal and Carol O’Donnell, whose terms conclude in August 2026 and who were not standing for re-election, continued to serve as Directors following the annual meeting.

2.	The shareholders ratified by the affirmative vote of the majority of the votes cast on the proposal, the appointment of CBIZ CPAs P.C., as the Company’s independent auditors for the fiscal year ending February 28, 2026.

For: 12,288,172

Against: 100,812

Abstained: None

There were no broker non-votes

3.	The shareholders approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers.

For: 6,793,102

Against: 201,778

Abstained: 240,689

Broker Non-Votes: 5,153,415

4.	The shareholders recommended, by a non-binding advisory vote, a three-year frequency with respect to future non-binding shareholder votes on executive compensation, which the Company accepted.

For:

One-Year	Two-Year	Three-Year
3,451,908	202,721	3,452,160

There were no broker non-votes.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONO-TEK CORPORATION

By: /s/ Stephen J. Bagley

Stephen J. Bagley

Chief Financial Officer

August 25, 2025